EXECUTION COPY
DIODES INCORPORATED
$200,000,000
2.25% Convertible Senior Notes due 2026
UNDERWRITING AGREEMENT
October 5, 2006

UNDERWRITING AGREEMENT
October 5, 2006
UBS Securities LLC
    as Managing Underwriter
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171
Ladies and Gentlemen:
          Diodes Incorporated, a Delaware corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”) for whom you are acting as representative, $200,000,000 aggregate principal amount of the Company’s 2.25% Convertible Senior Notes due 2026 (such principal amount, the “Firm Notes”) to be issued pursuant to the provisions of an indenture to be dated as of October 12, 2006 (the “Indenture” and collectively with this Agreement and the Notes, the “Transaction Documents”) between the Company and Union Bank of California, N.A., as trustee. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional $30,0000,000 of aggregate principal amount of Notes (the “Additional Notes”). The Firm Notes and the Additional Notes are hereinafter collectively sometimes referred to as the “Notes.” The Notes are described in the Prospectus which is referred to below.
          The Notes will be convertible into shares of common stock of the Company, $0.66⅔ par value per share (“Common Stock”). The shares of Common Stock into which the Notes may be converted are referred to herein as the “Underlying Securities.”
          The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-137803) under the Act (the “registration statement”) including a prospectus, which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Such registration statement has become effective under the Act.
          Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A, Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Notes pursuant to Rule 462(b) under the Act. The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Notes, copies of one or more preliminary prospectuses, and the documents incorporated by reference therein, relating to the Notes. Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means each such preliminary prospectus, in the form so furnished.
          Except where the context otherwise requires, “Prospectus,” as used herein, means the final prospectus, relating to the Notes, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Notes.
          “Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Notes contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act). The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Notes by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.
          “Disclosure Package,” as used herein, means any Pre-Pricing Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.
          Any reference herein to the registration statement, the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.
          As used in this Agreement, “business day” shall mean a day on which the NASDAQ National Market (the “NASDAQ”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.
          The Company and the Underwriters agree as follows:

          1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company principal amount of Firm Notes set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of 97.375% of the principal amount thereof, plus accrued interest (if any) to the time of purchase (as defined below). The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Notes as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Firm Notes upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.
          In addition, the Company hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the aggregate principal amount of Firm Notes to be purchased by each of them, all or a portion of the Additional Notes as may be necessary to cover over-allotments made in connection with the offering of the Firm Notes, at the same purchase price (expressed as a percentage of the principal amount) to be paid by the Underwriters to the Company for the Firm Notes. The Over-Allotment Option may be exercised by UBS Securities LLC (“UBS”) on behalf of the several Underwriters at any time and from time to time (provided that the Additional Notes shall be issued on or before the thirteenth (13th) day beginning with, and including, the date of original issuance of the Firm Notes) by written notice to the Company. Such notice shall set forth the aggregate principal amount of Additional Notes as to which the Over-Allotment Option is being exercised, and the date and time when the Additional Notes are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised and the Additional Notes shall have been issued within the aforementioned period. The principal amount of Additional Notes to be sold to each Underwriter shall be the principal amount which bears the same proportion to the aggregate principal amount of Additional Notes being purchased as the principal amount of Firm Notes set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate principal amount of Firm Notes, subject to adjustment in accordance with Section 8 hereof.
          2. Payment and Delivery. Payment of the purchase price for the Firm Notes shall be made to the Company by Federal Funds wire transfer, against delivery of the certificates for the Firm Notes to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on October 12, 2006 (the “Closing Date”) (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Notes shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

          Payment of the purchase price for the Additional Notes shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Notes. Electronic transfer of the Additional Notes shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.
          Certificates for the Notes shall be in definitive form or global form, as specified by you, and registered in the names and in such denominations as you shall request in writing not later than one full business day prior to the time of purchase or the additional time of purchase, as the case may be. For the purpose of expediting the checking of the certificates for the Notes by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase or the additional time of purchase, as the case may be.
          Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Notes shall be made at the offices of Simpson Thacher & Bartlett LLP, Underwriters’ counsel at the address of its Palo Alto office, at or prior to 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Notes or the Additional Notes, as the case may be.
          3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:
          (a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Notes pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Notes; no stop order of the Commission preventing or suspending the use of any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;
          (b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Notes, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Notes as contemplated hereby have been satisfied; the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Act); the Company has not received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the automatic shelf registration statement form; as of the determination date applicable to the Registration Statement (and any amendment thereof) and the offering contemplated hereby, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Act; the Registration Statement meets, and the offering and sale of the Notes as contemplated hereby complies with, the requirements of Rule 415 under the Act

(including, without limitation, Rule 415(a)(5) under the Act); the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the time of purchase did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Notes, will comply, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Notes did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of any Permitted Free Writing Prospectus and ends at the time of purchase did or will such Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          (c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Notes by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Notes, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Notes contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Notes, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Notes contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Notes contemplated hereby is solely the property of the Company;
          (d) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth under the heading “Actual” in the section of the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled “Capitalization” and in the section of the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled “Description of capital stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth under the heading “As Adjusted” in the section of the Registration Statement, the Pre-Pricing Prospectus and the Prospectus entitled “Capitalization” and in the section of the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled “Description of capital stock” and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus and the grant of employee stock options and other awards under the Company’s existing equity incentive compensation plans described in the Registration

Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any statutory or contractual preemptive right, resale right, right of first refusal or similar right (including, without limitation, any such rights in the Company’s certificate of incorporation or bylaws);
          (e) since the date on which the Company’s predecessor (“Diodes California”) was originally incorporated in California, and since the date of the Company’s reincorporation as a Delaware corporation, no person has claimed to be a holder of shares of the Company or of Diodes California, or has presented a certificate representing shares of the Company or of Diodes California, which shares the Company or Diodes California, as applicable, had no records of being issued, which shares could not be accounted for by the Company or by Diodes California, as applicable, or which shares could not be reconciled as being part of then stated outstanding share capital of the Company or Diodes California, as applicable, as of the date of such claim or presentation of such certificate;
          (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and the Indenture, to issue, sell and deliver the Notes and to issue and deliver the Underlying Securities initially issuable upon conversion of the Notes as contemplated herein;
          (g) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) result in the delisting of shares of Common Stock from the Nasdaq Global Select Market (the “NASDAQ”) (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as (a “Material Adverse Effect”);
          (h) the Company has no subsidiaries (as defined in the Exchange Act) other than the subsidiaries listed on Schedule C hereto (collectively, the “Subsidiaries”); the Company owns the percentage of the issued and outstanding capital stock specified on Schedule C hereto of each of the Subsidiaries; other than the capital stock of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and the by-laws (or equivalent constitutive documents) of the Company and the Subsidiaries and all amendments thereto have been delivered to you, and no changes therein will be made on or after the date hereof through and including the time of purchase of the Notes or, if later, any additional time of purchase of the Notes; each Subsidiary has been duly incorporated or formed and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or organization, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any statutory or contractual preemptive right, right of first refusal or similar right (including, without limitation, any such rights in any Subsidiary’s certificate of incorporation or bylaws (or equivalent constitutive documents)) and the percentages of such shares reflected on Schedule C are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;
          (i) the Company and each of its Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted;
          (j) the execution and delivery of, and the performance by the Company of its obligations under, the Indenture have been duly and validly authorized by all necessary corporate action on the part of the Company and, when executed and delivered by the Company, the Indenture will have been duly executed and delivered by the Company and, assuming due execution by the Trustee, will constitute the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law); on the Closing Date, the Indenture will conform to the requirements of the Trust Indenture Act of 1939, as amended (the “TIA”), applicable to an indenture that is required to be qualified by the TIA;
          (k) the Notes have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and issued and delivered against payment of the purchase price therefor as provided herein and in the Indenture, (i) will be validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfer), reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law), (ii) will be entitled to the benefits of the Indenture, and (iii) will be convertible into Common Stock in accordance with the Indenture; the Underlying Securities initially issuable upon conversion of the Notes in accordance with the Indenture and the Notes have been duly authorized and reserved for issuance, are sufficient in number to meet the current conversion requirements and when issued and delivered upon conversion of the Notes in accordance with the Indenture, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the certificates for the Notes are in due and proper form;
          (l) the Indenture, the Notes and the capital stock of the Company, including the Underlying Securities conform in all material respects to the respective descriptions thereof contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any;
          (m) this Agreement has been duly authorized, executed and delivered by the Company;
          (n) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its (i) respective certificate of incorporation or by-laws (or equivalent constitutive documents), (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, (iii) any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected, (iv) any federal, state, local or foreign law, regulation or rule, (v) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), or (vi) any decree, judgment or order applicable to the Company or any of the Subsidiaries, except for, in the case of clauses (ii), (iii), (iv), (v) or (vi) above, any breach, violation or default which would not, individually or in the aggregate, have a Material Adverse Effect;
          (o) the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby, including the issuance and sale of the Notes and the issuance of the Underlying Securities upon conversion of the Notes, will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both, would result in any breach of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (i) the certificate of incorporation or by-laws (or equivalent constitutive documents) of the Company or any of the Subsidiaries, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, (iii) any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or affected, (iv) any federal, state, local or foreign law, regulation or rule, (v) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ) or (vi) or any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties or assets, except in the case of (ii) and (iii) for such occurrences that could not, individually or in the aggregate, have a Material Adverse Effect;
          (p) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Notes or the consummation by the Company of the transactions contemplated by the Transaction Documents, other than (i) registration of the offer and sale of the Notes and the Underlying Securities under the Act, which has been effected, (ii) qualification of the Indenture under the TIA, which has been effected, (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Notes are being offered by the Underwriters or (iv) under the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”);
          (q) except as set forth in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Notes or any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Notes or any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Notes; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests or securities of the Company, or to include any such shares or interests or securities in the Registration Statement or the offering contemplated thereby;
          (r) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct its respective business, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;
          (s) all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, or to be filed as an exhibit to the Registration Statement have been so described or filed as required;
          (t) there are no actions, suits, claims, investigations or proceedings pending or threatened or, to the Company’s knowledge, contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers in their capacities as such is a party or to which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect;
          (u) Moss Adams LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, are independent public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;
          (v) the audited financial statements included or incorporated by reference into the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows and changes in stockholders’ equity of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and the Exchange Act and in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved; any financial information included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, not prepared in accordance with United States generally accepted accounting principles complies with the requirements of Regulation G of the Exchange Act; the other financial and statistical data set forth or incorporated by reference in the

Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, that are not included as required; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any;
          (w) subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary;
          (x) the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), substantially in the form set forth as Exhibit A hereto, of each of its directors and officers and Lite-On Semiconductor Corporation, a corporation organized under the laws of Taiwan;
          (y) the Company is not, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Notes will be, and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
          (z) the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, except as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; all the property described in the Registration Statement, the Pre-

Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;
          (aa) (i) the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by them or which are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”); (ii) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (iii) there is no infringement by third parties of any Intellectual Property; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vi) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, tradename, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vii) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (viii) there is no prior art that may render any patent application owned by the Company of the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office;
          (bb) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;
          (cc) the Company and the Subsidiaries and their properties, assets and operations are in compliance with, and the Company and the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or, to the Company’s knowledge, affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);
          (dd) in the ordinary course of its business, the Company and each of the Subsidiaries conducts a periodic review of the effect of the Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);
          (ee) there are no transfer taxes or other similar fees or charges under U.S. federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance, sale or delivery by the Company of the Notes or the issuance or delivery of the Underlying Shares upon conversion of the Notes;
          (ff) all tax returns required to be filed by the Company and each of the Subsidiaries have been filed, and all taxes and other assessments of a similar nature

(whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than (i) those being contested in good faith and for which adequate reserves have been provided on the books and records of the Company and its Subsidiaries or (ii) where such failure to file or pay would not, individually or in the aggregate, have a Material Adverse Effect;
          (gg) the Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase;
          (hh) neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, any material loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;
          (ii) neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary, to the Company’s knowledge, any other party to any such contract or agreement;
          (jj) the Company and each of the Subsidiaries makes and keeps accurate books and records and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
          (kk) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the

Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s independent auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;
          (ll) each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith;
          (mm) the Company has provided you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; and since July 30, 2002, the Company has not, directly or indirectly, including through any subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;
          (nn) there is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith that are applicable to them or the rules of the NASDAQ that would have a Material Adverse Effect;
          (oo) any statistical and market-related data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;
          (pp) neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended;

          (qq) the operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;
          (rr) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Notes contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;
          (ss) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus;
          (tt) the Company has not received any notice from the NASDAQ regarding the delisting of the Common Stock from the NASDAQ;
          (uu) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes;
          (vv) to the Company’s knowledge, there are no affiliations or associations between any member of (i) the NASD and (ii) any of the Company’s officers, directors, 5% or greater security-holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as set forth in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectus;

          (ww) neither the Company nor any of its Subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the State of Delaware, the State of New York, Taiwan, the People’s Republic of China (“China”) and Hong Kong;
          (xx) no relationship, direct or indirect, exists between or among the Company and the Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or the Subsidiaries, on the other hand, which would be required to be described in the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, that has not been so described therein; and
          (yy) there are no material off-balance sheet arrangements (as defined in Regulation S-K Item 303(a)(4)(ii)) that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources which are not disclosed or incorporated by reference in the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.
          In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Notes shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.
          4. Certain Covenants of the Company. The Company hereby agrees:
          (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Notes for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Notes; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Notes); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
          (b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Notes, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to

Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;
          (c) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Notes may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);
          (d) if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Notes, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission or the Registration Statement shall cease to be an “automatic shelf registration statement” (as defined in Rule 405 under the Act) or the Company shall have received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Notes, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form reasonably satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;
          (e) if the third anniversary of the initial effective date of the Registration Statement (within the meaning of Rule 415(a)(5) under the Act) shall occur at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Notes, to file with the Commission, prior to such third anniversary, a new registration statement under the Act relating to the Notes, which new registration statement shall comply with the requirements of the Act (including, without limitation, Rule 415(a)(6) under the Act) and shall be in a form reasonably satisfactory to you; such new registration statement shall constitute an “automatic shelf registration statement” (as defined in Rule 405 under the Act); provided, however, that if the Company is not then eligible to file an “automatic shelf registration statement” (as defined in Rule 405 under the Act), then such new registration statement need not constitute an “automatic shelf registration statement” (as defined in Rule 405 under the Act), but the Company shall use its best efforts to cause such new registration statement to become effective under the Act as soon as practicable, but in any event within 180 days after such third anniversary and promptly notify you of such effectiveness; the Company shall take all other action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement, if any;
          (f) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Pre-Pricing Prospectus, the Prospectus, or any Permitted Free-Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectus, or the Prospectus, including by filing any documents that would be incorporated therein by reference, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing;
          (g) subject to Section 4(f) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of the Notes; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have reasonably objected in writing; and to promptly notify you of such filing;
          (h) to pay the fees applicable to the Registration Statement in connection with the offering of the Notes within the time required by Rule 456(b)(1)(i) under the Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Act) and in compliance with Rule 456(b) and Rule 457(r) under the Act;
          (i) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Notes, which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 4(f) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;
          (j) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than November 9, 2007;
          (k) to furnish to you two copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits and documents incorporated by reference therein) for distribution of a conformed copy to each of the other Underwriters;
          (l) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 6(f) hereof;
          (m) to apply the net proceeds from the sale of the Notes in the manner set forth under the caption “Use of Proceeds” in the Prospectus;
          (n) to use its best efforts to maintain the listing of Common Stock for quotation on the NASDAQ; and
          (o) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.
          (p) to pay all costs, expenses, fees and taxes (excluding any fees and disbursements of counsel for the Underwriters, except as set forth in clauses (iv) and (vi) of this Section 4(p) and in Section 5) in connection with (i) the preparation and filing of the Registration Statement, each Pre-Pricing Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issuance, sale and delivery of the

Notes by the Company including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Notes to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, the other Transaction Documents, any Agreement Among Underwriters, any dealer agreements, any power of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Notes for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel to the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Underlying Securities on any securities exchange or qualification of the Underlying Securities for quotation on NASDAQ, (vi) any filing for review of the public offering of the Notes by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters, (vii) the fees and disbursements of any transfer agent or registrar for the Underlying Securities, (viii) the fees and disbursements of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes; (ix) any fees charged by investment rating agencies for the rating of the Notes; (x) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Notes to prospective investors and the Underwriters’ sales forces, including, without limitation expenses associated with the production of road show slides and graphics, expenses associated with any Internet road show, fees and expenses of any consultants engaged in connection with road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants and the cost of any aircraft chartered in connection with the road show, and (xi) the performance of the Company’s other obligations hereunder; provided, however, that, upon the closing of the offering contemplated by this Agreement, the Underwriters agree to reimburse the Company for a portion of the Company’s out-of-pocket expenses in connection with such offering, as agreed between the Company and the Underwriters;
          (q) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;
          (r) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of UBS, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Notes, or any Common Stock, or any debt securities of the Company that are substantially similar to the Notes (“debt securities”), or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Notes, or any Common Stock, or any debt securities, or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Notes, or any Common Stock, or any debt securities, or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Notes as contemplated by this Agreement, (B) the issuance by the Company of Underlying Securities upon conversion of the Notes, (C) issuances of Common Stock upon the exercise of options disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, and (D) the issuance by the Company of employee stock options or other awards not exercisable during the Lock-Up Period pursuant to the Company’s existing equity incentive compensation plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus; provided, that if
(1)	during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2)	prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Section 4(r) shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, further, that the immediately preceding proviso shall not apply if (i) the safe harbor provided by Rule 139 under the Act is available in the manner contemplated by Rule 2711(f)(4) of the NASD and (ii) within the 3 business days preceding the 15th calendar day before the last day of the Lock-Up Period, the Company delivers (in accordance with Section 11) to UBS a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company’s shares of Common Stock are “actively traded securities,” within the meaning of Rule 2711(f)(4) of the NASD;
          (s) prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Notes, without your prior reasonable consent;

          (t) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Notes by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Notes, in each case other than the Prospectus;
          (u) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes;
          (v) to use its best efforts to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company;
          (w) not to claim the benefit of any usury laws against any holders of Notes;
          (x) between the date hereof and the Closing Date, not to do or authorize any act or thing that would have resulted in an adjustment of the conversion price of the Notes if the Notes had been issued on the date hereof; and
          (y) to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue its Common Stock upon conversion of the Notes.
          5. Reimbursement of Underwriters’ Expenses. If the Notes are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(p) hereof, reimburse the Underwriters for all of their out of pocket expenses, including the fees and disbursements of their counsel.
          6. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:
          (a) The Company shall furnish to you at the time of purchase and, if applicable, at any additional times of purchase, an opinion of Sheppard, Mullin, Richter & Hampton LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or such additional times of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, substantially in the form set forth as Exhibit B hereto;
          (b) The Company shall furnish to you at the time of purchase and, if applicable, at any additional times of purchase, an opinion of Blackwell Sanders Peper Martin LLP, special counsel for FabTech Incorporated, addressed to the Underwriters, and dated the time of purchase or such additional times of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, substantially in the form set forth as Exhibit C hereto;
          (c) The Company shall furnish to you at the time of purchase and, if applicable, at any additional times of purchase, an opinion of Duan & Duan Law Firm, special China counsel for the Company, and for Shanghai KaiHong Electronics Co., Ltd. and Shanghai KaiHong Technology Electronic Co., Ltd., the Subsidiaries organized under the laws of China, addressed to the Underwriters, and dated the time of purchase or such additional times of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, substantially in the form set forth as Exhibit D hereto;
          (d) The Company shall furnish to you at the time of purchase and, if applicable, at any additional times of purchase, an opinion of Huang & Partners Law Offices, special Taiwan counsel for the Company and for DII Taiwan Corporation Limited, a Subsidiary organized under the laws of Taiwan, addressed to the Underwriters, and dated the time of purchase or such additional times of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, substantially in the form set forth as Exhibit E hereto;
          (e) The Company shall furnish to you at the time of purchase and, if applicable, at any additional times of purchase, an opinion of Patrick K.M. Lam & Co., special Hong Kong counsel for the Company and for Diodes Hong Kong Limited, the Subsidiary organized under the laws of Hong Kong, addressed to the Underwriters, and dated the time of purchase or such additional times of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, substantially in the form set forth as Exhibit F hereto;
          (f) The Company shall furnish to you at the time of purchase and, if applicable, at any additional times of purchase, an opinion of PAMIR Law Group, special Taiwan counsel for the Company and for Anachip Corporation, a Subsidiary organized under the laws of Taiwan, addressed to the Underwriters, and dated the time of purchase or such additional times of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, substantially in the form set forth as Exhibit G hereto;
          (g) You shall have received from Moss Adams LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus, the time of purchase and, if applicable, any additional time of purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms satisfactory to UBS, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.
          (h) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, such opinion or opinions, addressed to the Underwriters, with respect to the issuance and sale of the Notes, the Registration Statement, the Prospectus and other related matters as UBS may require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purposes of enabling them to pass upon such matters.
          (i) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall have been filed to which you reasonably object in writing.
          (j) The Registration Statement and any registration statement required to be filed, prior to the sale of the Notes, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).
          (k) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Pre-Pricing Prospectuses or the Prospectus, and no amendment or supplement thereto shall contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
          (l) Between the time of execution of this Agreement and the time of purchase or any additional time of purchase, as the case may be, no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole shall occur or become known.

          (m) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer in the form attached as Exhibit H hereto, dated the time of purchase or the additional time of purchase, as the case may be.
          (n) You shall have received signed Lock-Up Agreements referred to in Section 3(x) hereof and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.
          (o) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus, or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.
          (p) The Underlying Securities shall have been approved for supplemental listing on NASDAQ, subject only to notice of issuance.
          (q) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.
          (r) The Company shall have duly authorized, executed and delivered the Indenture.
          7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in UBS’ sole judgment, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (y) since the date of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in UBS’ sole judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (z) since the date of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.
          If UBS elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.
          If the sale to the Underwriters of the Notes, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(p), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.
          8. Increase in Underwriters’ Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Notes to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the aggregate principal amount of Firm Notes which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the aggregate principal amount of Firm Notes, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate principal amount of Firm Notes they are obligated to purchase pursuant to Section 1 hereof) the aggregate principal amount of Firm Notes agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Notes shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Notes shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate principal amount of Firm Notes set forth opposite the names of such non-defaulting Underwriters in Schedule A.
          Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Notes hereunder unless all of the Firm Notes are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).
          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus, the Permitted Free Writing Prospectus, if any, and other documents may be effected.
          The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.
          If the aggregate principal amount of Firm Notes which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the aggregate principal amount of Firm Notes which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Notes which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
          9. Indemnity and Contribution.
          (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, (ii) any untrue statement or alleged untrue statement made by the Company in Section 3 hereof or the failure by the Company to perform when and as required any agreement or covenant contained herein, or (iii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Pre-

Pricing Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     If any action, suit or proceeding (each, a “Proceeding”) is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any Underwriter or any such person or otherwise, except where such omission results in material prejudice to the Company that affects the rights of the Company. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement to the extent otherwise required by this Section 9(a). Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.
          (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company or any such person or otherwise, except to such extent as such Underwriter is materially prejudiced by such omission. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.
          (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Notes. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
          (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.
          (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act,

and shall survive any termination of this Agreement or the issuance and delivery of the Notes. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors, in connection with the issuance and sale of the Notes, or in connection with the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus.
          10. Information Furnished by the Underwriters. The public offering price set forth in the table on the cover page of the Prospectus and the statements set forth in the second and third sentences of the first paragraph under the caption “Underwriting—Commissions and discounts” and the first five paragraphs under the caption “Underwriting—Price stabilization, short positions, passive market making” in the Prospectus constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 9 hereof.
          11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department, with a copy to Simpson Thacher & Bartlett LLP, 2550 Hanover Street, Palo Alto CA 94304, Attention William B. Brentani; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 3050 E. Hillcrest Drive, Westlake Village, CA 91362, Attention: Carl C. Wertz, with a copy sent to Sheppard, Mullin, Richter & Hampton LLP 333 South Hope Street, 48th Floor, Los Angeles, CA 90071, Attention Peter M. Menard, Esq.
          12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
          13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any such court and in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each of UBS and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

          14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
          15. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company and may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
          16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
          17. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.
          18. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.
          A lending affiliate of UBS may have lending relationships with issuers of securities underwritten or privately placed by UBS. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBS will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBS.
[Signature Page Follows]

          If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company and the Underwriters, severally.

Very truly yours, DIODES INCORPORATED
By:	/s/ Carl C. Wertz
Title: Chief Financial Officer

Accepted and agreed to as of the
date first above written, on
behalf of itself
and the other several Underwriters
named in Schedule A
UBS SECURITIES LLC

By:	/s/ Gavin Slader
Title: Director

By:	/s/ Ashish Agarwal
Title: Associate Director

SCHEDULE A

Principal Amount of
Underwriter	Firm Notes

UBS Securities LLC	$164,000,000
A.G. Edwards & Sons, Inc.	12,000,000
C.E. Unterberg, Towbin, LLC	12,000,000
Raymond James & Associates, Inc.	12,000,000

Total	$200,000,000

S-A

SCHEDULE B
1.	Indicative Pricing Term Sheet, dated October 4, 2006, as attached.

2.	Pricing Term Sheet, dated October 5, 2006, as attached.

S-B

SCHEDULE C

	Percentage of
	Capital Stock Owned
	by	Jurisdiction
Subsidiaries	the Company	of Incorporation
Diodes FabTech Incorporated	100%	Delaware, U.S.A
Shanghai KaiHong Electronics Company, Limited	95%	People’s Republic of China
Shanghai KaiHong Technology Electronic Company, Limited	95%	People’s Republic of China
DII Taiwan Corporation Limited	100%	Republic of China (Taiwan)
Diodes — Hong Kong Limited	100%	Hong Kong
Anachip Corporation	99.81%	Republic of China (Taiwan)

S-C

EXHIBIT A
LOCK-UP AGREEMENT
Diodes Incorporated
                                        , 2006
UBS Securities LLC
Together with the other
Underwriters named in
Schedule A to the
Underwriting Agreement
c/o UBS Securities LLC
    299 Park Avenue
    New York, New York 10171
Ladies and Gentlemen:
          This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Diodes Incorporated, a Delaware corporation (the “Company”), and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of Convertible Senior Notes due 2026 of the Company (the “Notes”), which Notes are convertible into shares of common stock, par value $0.66⅔ per share, of the Company (the “Common Stock”).
          In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectus relating to the Offering (the “Lock-Up Period”) the undersigned will not, without the prior written consent of UBS Securities LLC (“UBS”), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Notes, any Common Stock, any debt securities substantially similar to the Notes (“debt securities”), or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Notes, Common Stock, debt securities or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Notes, Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Notes as contemplated by the Underwriting Agreement and the sale to the Underwriters of any Notes pursuant to the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement and confirm that he, she or it has been in compliance with terms of this Lock-Up Agreement since the date hereof [,][or] (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and confirms that it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof [,or (d) any sale or offer pursuant to a plan existing on the date hereof that meets the requirements of Rule 10b5-1(c) promulgated pursuant to the Exchange Act.]1
          In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the duration of the Lock-Up Period, the undersigned will not, without the prior written consent of UBS, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.
Notwithstanding the above, if:
(1)	during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2)	prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, however, that this paragraph will not apply if, (a) the safe harbor provided by Rule 139 under the Act is available in the manner contemplated by Rule 2711(f)(4) of the NASD and (b) within the 3 business days preceding the 15th calendar day before the last day of the Lock-Up Period, the Company delivers (in accordance with Section 11) to UBS a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the

[1]	Subsection (d) to be included in Lock-Up Letter Agreement entered into by directors or officers with existing 10b5-1 plans only.

Company’s shares of Common Stock are “actively traded securities,” within the meaning of Rule 2711(f)(4) of the NASD.
          The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Notes or shares of Common Stock.
          If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly, [LITE-ON SEMICONDUCTOR CORPORATION]
By:
Name:
Title:

EXHIBIT B
OPINION OF SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
AS COUNSEL TO THE COMPANY AND THE SELLING STOCKHOLDER
          We have acted as special counsel to Diodes Incorporated, a Delaware corporation (the “Company”), in connection with the offering for sale to the underwriters named in Schedule A to the Underwriting Agreement referred to below (the “Underwriters”) of (i) $200,000,000 aggregate principal amount of 2.25% Convertible Senior Notes due 2026 of the Company (the “Firm Notes”) pursuant to that certain Underwriting Agreement, dated October 5, 2006, by and among the Company and the Underwriters (the “Underwriting Agreement”) and (ii) up to $30,000,000 aggregate principal amount of 2.25% Convertible Senior Notes due 2026 of the Company (the “Additional Notes”), pursuant to the Underwriting Agreement, at the Underwriters’ option solely to cover over-allotments. The Firm Notes and the Additional Notes are collectively referred to herein as the “Notes.” Any reference to the “Company” herein refers, to Diodes Incorporated only, and does not include any of its subsidiaries. This opinion is given to you pursuant to Section 6(a) of the Underwriting Agreement. Unless defined herein, capitalized terms have the meanings given them in the Underwriting Agreement.
          As to matters of fact, we are relying upon the representations and warranties of all parties contained in the Transaction Documents, the certificates of certain officers of the Company (the “Opinion Certificates”) and certificates and other communications of government officials, all without independent verification. In addition, we examined originals or copies of documents, corporate records and other writings that we consider relevant for the purposes of this opinion. In such examination, we assumed that the signatures on documents and instruments examined by us are authentic, that each is complete and what it purports to be, that all documents and instruments submitted to us as copies or facsimiles conform with the originals, and that the documents and instruments submitted to us have not been amended or modified since the date submitted.
          In our examination of documents, we further assumed (i) that each person or entity entering into such documents (other than the Company in connection with the Transaction Documents) had the power, legal competence and capacity to enter into and perform all of such party’s obligations thereunder, (ii) the due execution and delivery of such documents by each party thereto (other than the due execution and delivery of the Transaction Documents by the Company), (iii) the enforceability and binding nature of the obligations of the parties to such documents, (iv) performance on or before the time of purchase and the additional time of purchase, if any, by all parties of their obligations under the Transaction Documents to be performed on or before the time of purchase or the additional time of purchase, if any, and (v) that no action has been taken or has occurred which amends, revokes, terminates or renders invalid any of the documents, records, consents or resolutions which we have reviewed. We also assumed that there are no extrinsic agreements or understandings among the parties to the Transaction Documents or Contracts (as defined below) that would modify or interpret the terms of the Transaction Documents or Contracts or the respective rights or obligations of the parties thereunder.

          As used in this opinion, the expression “to our knowledge” or “known to us” with reference to matters of fact refers to the current actual conscious awareness of the attorneys within the firm who have rendered legal services in connection with the transactions covered by this opinion, or who have been involved in substantive legal representation of the Company since January 1, 2004. Except to the extent expressly set forth herein we have not undertaken any independent investigation to determine the accuracy or completeness of any such statement of fact, and no inference as to the accuracy or completeness of any such statement should be drawn from our representation of the Company or our rendering of the opinions set forth below.
          Based upon and subject to the foregoing and the qualifications and limitations set forth below, and except as set forth in the Pre-Pricing Prospectus, the Prospectus and the Registration Statement, it is our opinion that:
     (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectus identified on Annex A hereto (the “Permitted Free Writing Prospectus”), to execute and deliver the Underwriting Agreement and to issue, sell and deliver the Notes and to issue and deliver the Underlying Securities initially issuable upon conversion of the Notes in accordance with the Indenture and the Notes;
     (ii) the Company is duly qualified to do business as a foreign corporation and is in good standing in each United States jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;
     (iii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;
     (iv) the Indenture has been duly authorized, executed and delivered by the Company and, assuming due execution by the Trustee, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfer), reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law). The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “TIA”). The form and terms of the Notes have been established in conformity with the provisions of the Indenture;
     (v) the Notes have been duly authorized, executed and delivered by the Company and, when executed and authenticated in accordance with the Indenture and delivered to and paid for by the Underwriters pursuant to the

Underwriting Agreement, will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfer, preferential transfers and distributions and equitable subordination), reorganization, moratorium and other similar laws affecting the relief of debtors’ or creditors’ rights and remedies generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);
     (vi) the Underlying Securities have been duly authorized and reserved for issuance upon conversion of the Notes and, when issued upon conversion of the Notes in accordance with the terms of the Indenture, will be validly issued, fully paid and non-assessable and free of statutory preemptive rights and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights;
     (vii) the Company has an authorized and, to our knowledge, outstanding capitalization as set forth in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus (and any similar sections or information, if any, contained in the Permitted Free Writing Prospectus); to our knowledge, all of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable; all of the issued and outstanding shares of capital stock of the Company are free of statutory preemptive rights and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Notes are free of statutory preemptive rights and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights;
     (viii) to our knowledge, the Company is the holder of record of all the outstanding shares of capital stock of FabTech and, except as set forth in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, such shares are not subject to any security interest, other encumbrance or adverse claim;
     (ix) the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus under the heading “Description of capital stock” and any similar sections or information, if any, contained in the Permitted Free Writing Prospectus; the Notes and the Indenture conform in all material respects to the respective descriptions thereof, if any, contained in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectus;
     (x) to our knowledge, there are no contracts or documents of a character required to be described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus or the Permitted Free Writing Prospectus or to be filed as exhibits to the Registration Statement or the Exchange Act Documents (as defined below), that are not so described or filed.
     (xi) the Registration Statement, the Pre-Pricing Prospectus and the Prospectus (except as to the financial statements and schedules and other financial data or statistical data derived therefrom contained therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act (including, in the case of the Prospectus, Section 10(a) of the Act); the conditions to the use of Form S-3 in connection with the offering and sale of the Notes as contemplated by the Underwriting Agreement have been satisfied; the Registration Statement meets, and the offering and sale of the Notes as contemplated by the Underwriting Agreement complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the Act); and each Incorporated Document, at the time such document was filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act (except as to the financial statements and schedules and other financial data or statistical data derived therefrom contained therein, as to which we express no opinion);
     (xii) to our knowledge, (a) the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Notes contemplated by the Registration Statement and (b) the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Act).
     (xiii) the Registration Statement has become effective under the Act and, to our knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and, to our knowledge, any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 or Rule 430B under the Act has been made in the manner and within the time period required by such Rule 424 and in compliance with Rule 430A and Rule 430B under the Act;
     (xiv) no approval, authorization, consent or order of or filing with any U.S. federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Notes or the consummation by the Company of the transactions contemplated by the Transaction Documents other than registration of the offer and sale of the Notes and the Underlying Securities under the Act, which has been effected, or the qualification of the Indenture under the TIA, which has been effected (except we express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Notes are being offered by the Underwriters, or under the rules and regulations of the NASD);
     (xv) the execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Notes and the consummation of the transactions contemplated by the Transaction Documents do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) (a) the certificate of incorporation or by-laws of the Company, or (b) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument, filed as an exhibit to the Registration Statement or to the Company’s most recent Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2006 and June 30, 2006 or the Current Reports on Form 8-K of the Company incorporated by reference in the Prospectus (collectively, the “Incorporated Documents”), to which the Company is a party or by which it or its properties or assets may be bound or affected (the “Contracts”), or (c) any U.S. federal or state law, regulation or rule or, to our knowledge, any decree, judgment or order applicable to the Company or any of its Subsidiaries, except in the case of clause (b) for such breaches, violations, defaults or events which could not, individually or in the aggregate, have a Material Adverse Effect;
     (xvi) to our knowledge, there are no affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character which are required to be described in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document which have not been so described or filed;
     (xvii) to our knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of its directors or officers, in such person’s capacity as a director or officer, is a party or to which any of its properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus but are not so described;
     (xviii) the Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus, will not be required to register as an “investment company” as such term is defined in the Investment Company Act;
     (xix) the information in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus under the headings “Description of notes,” “Description of capital stock” and “Material U.S. federal income tax considerations,” insofar as such statements constitute summaries of documents or matters of law, and those statements in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus that are descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown; and

     (xx) no person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or the Incorporated Documents or otherwise known to us, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interest of the Company, or to include any such shares or interest in the Registration Statement or the offering contemplated thereby.
          In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectus were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus or the Permitted Free Writing Prospectus (except as and to the extent stated in enumerated paragraphs (vii), (ix), and (xix) above), and have not made independent investigation of those statements, on the basis of the foregoing nothing has come to our attention that causes us to believe that (i) the Registration Statement at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package (as defined below), as of the Applicable Time (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of the date of the Prospectus, or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the Form T-1, the financial statements and related notes and schedules, and other financial data or statistical data derived therefrom, included or incorporated by reference in or omitted from the Registration Statement, the Disclosure Package or the Prospectus). As used herein, (A) “Disclosure Package” means the Pre-Pricing Prospectus together with the Permitted Free Writing Prospectus and (B) “Applicable Time” means ___ A.M./ P.M., New York City time, on October ___, 2006 (which you have informed us is at or prior to the time of the first sale of the Notes by the Underwriters).
          In rendering the opinions set forth in paragraphs (i) and (ii) above as to the good standing of the Company and as to qualification by it to do business as a foreign corporation, we relied without independent verification exclusively on the Opinion Certificates and certificates of public officials.
          In connection with the opinion in paragraph (vii) above relating to the capitalization of the Company, we draw your attention to (i) the fact that the articles of incorporation of Diodes Incorporated, a California corporation, contained preemptive rights and (ii) the information contained in the Prospectus under the heading “Risk factors — Risks related to our business — Our early corporate records are incomplete. As a result we may have difficulty assessing and defending against claims relating to rights to our common stock purporting to arise during periods for which our records are incomplete.”

           In rendering the opinion set forth in paragraph (xvii) above, please note that we have not conducted a docket search in any jurisdiction with respect to litigation that may be pending against the Company or any of its directors or officers.
          In addition to the foregoing, the opinions expressed above are subject to the following limitations, exceptions, qualifications and assumptions:
          1. We assumed that no party to the Underwriting Agreement will in the future take any discretionary action (including a decision not to act permitted by the Underwriting Agreement) that would cause the performance of the Underwriting Agreement to violate any applicable law, statute, rule or regulation; constitute a violation or breach of or default under any of the Contracts; or require an order, consent, permit or approval to be obtained from any government authority.
          2. We express no opinion as to whether the members of the Board of Directors of the Company have complied with their fiduciary duties in connection with the authorization and performance of the Transaction Documents, and the transactions contemplated thereby.
          3. We express no opinion as to matters governed by any laws other than the laws of the State of New York, the corporate law of the State of Delaware or the federal law of the United States of America. We express no opinion as to the laws of any other jurisdiction nor as to the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction. We express no opinion as to whether the laws of any jurisdiction are applicable to the Transaction Documents or the transactions contemplated thereby.
          4. We express no opinion as to matters governed by federal and state laws and regulations governing: usury; broker-dealers, investment companies (except as set forth in paragraph (xviii)), and investment advisers; insurance; labor, employment (including, but not limited to, the Americans with Disabilities Act) and pension and employee benefits; antitrust and unfair competition; escheat; health and safety, environmental protection and hazardous substances; taxation (except as set forth in paragraph (xix) above); or patents, copyrights, trademarks, trade names and other intellectual property rights.
          This opinion is rendered as of the date first written above solely for your benefit in connection with the Underwriting Agreement and may not be relied on by you for any other purpose, or relied upon by, or furnished to, any other person without our prior written consent in each instance. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to inform you of any facts, circumstances, events or changes in the law that may hereafter be brought to our attention that may alter, affect or modify the opinions expressed herein.

EXHIBIT C
OPINION OF BLACKWELL SANDERS PEPER MARTIN LLP
SPECIAL COUNSEL TO FABTECH
     We have acted as counsel for Diodes FabTech Incorporated, a Delaware corporation (the “Client”) in connection with the transactions (collectively, the “Transaction”) contemplated under that certain Underwriting Agreement dated as of October 5, 2006 (the “Underwriting Agreement”) between Diodes Incorporated (“Diodes”) and UBS Securities LLC as representative of the Underwriters named in Schedule A to the Underwriting Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Underwriting Agreement.
     Section 1. In rendering this opinion we have examined the following documents:
     1. The Underwriting Agreement;
     2. The Registration Statement;
     3. The Indenture;
     4. The Pre-Pricing Prospectus;
     5. The Prospectus;
     6. The Permitted Free Writing Prospectus identified on Annex A hereto (the “Permitted Free Writing Prospectuses”); and
     7. The certificate dated October ___, 2006 of the Client (the “Client Certificate”) attached hereto;
The documents identified in Items 1 — 7 are referred to herein as the “Transaction Documents.”
     In rendering the following opinions, as to factual matters that affect our opinions, we have, with your approval, relied on (and assumed the accuracy of) certificates, statements and other representations of the Client and others including certificates of public officials (the “Public Documents”). We have also reviewed the organizational documents of the Client, including its Certificate of Incorporation and Bylaws.
     Section 2. Based on the foregoing and in reliance thereon and on the assumptions and subject to the qualifications and limitations set forth in this opinion, we are of the opinion that:
          2.1. The Client is a corporation organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business, as they are described in the

Registration Statement, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus.
          2.2. The Client is qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its property or the conduct of its business, as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus, requires such qualification except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect. The opinion is based solely upon the Public Documents.
          2.3. To our knowledge, there is no action, suit, litigation, proceeding, inquiry or investigation at law or in equity or by or before any judicial or administrative court, public agency, body or other entity, pending or, threatened against or affecting the Client; or property or assets of the Client, which are required to be described in the Registration Statement, the Pre-Pricing Prospectus or Prospectus, but are not so described.
          2.4 The execution, delivery and performance of the Underwriting Agreement and the Indenture by Diodes, the issuance and sale of the Notes by Diodes and the consummation by Diodes of the transactions contemplated thereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) the Certificate of Incorporation or By-laws of the Client, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument filed as an exhibit to the Registration Statement or Diodes’ most recent Annual Report on Form 10-K, Diodes’ Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 or other current Reports on Form 8-K of Diodes incorporated by reference in the Prospectus, to which the Client is a party or by which it or any of its properties or assets may be bound or affected which have been identified in the Client Certificate or any decree, judgment or order applicable to the Client which has been identified in the Client Certificate.
          2.5. All of the outstanding shares of capital stock of the Client have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free-Writing Prospectus, are owned by Diodes, and to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Client are outstanding;
     Section 3. Our opinions are based on the assumptions (upon which we have relied with your consent) and subject to the qualifications and limitations, set forth in this letter, including the following:
          3.1. We express no opinion as to any laws other than the federal laws of the United States, the laws of the state of Missouri and the General Corporation Law of the State of Delaware. We express no opinion as to the effect on the transaction of local law which shall include charters, ordinances, administrative opinions and rules and regulations of cities, counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level).
          3.2. With respect to the opinion in Paragraph 2.5, our investigation has been limited solely to a review of Client’s Certificate of Incorporation and Bylaws, and copies of the minutes of the Client’s Board of Directors and copies of stock certificates (the “Client Documents”) furnished to us by the Client. We have assumed that the Client Documents are true, accurate and complete, accurately reflect the actions they purport to evidence, and that any consideration for stock issued by the Client was in fact duly paid and received.
          3.3. As to matters of fact, we have assumed all representations of the Client and the other parties in the Transaction Documents are true. When an opinion is stated to be “to our knowledge” or other words of similar import appear, the language refers to the actual knowledge of the attorneys within our firm who have rendered legal services in connection with our preparation of this opinion or who have been involved in substantive legal representation of the Client and does not indicate or imply any investigation or inquiry, of the Client or others, on our part except as otherwise expressly stated.
          3.4 We express no opinion with respect to the application or effect of the securities or environmental laws, regulations or codes of the State of Missouri or any other jurisdiction, except as set forth in Paragraph 2.3.
          3.5 Our review of the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus was limited in its entirety to those portions of the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus describing the properties and the business of the Client, and only to the extent necessary to provide the opinion in Paragraph 2.1. No further opinion with regard to the Registration Statement, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus is expressed.
          3.6. This opinion is limited to the matters specifically stated in this letter, and no further opinion is to be implied or may be inferred beyond the opinions specifically stated herein. Unless otherwise stated herein, we have made no independent investigation regarding factual matters. This opinion is based solely on the state of the law as of the date of this opinion, and we specifically disclaim any obligation to monitor any of the matters stated in this opinion or to advise the persons entitled to rely on this opinion of any change in law or fact after the date of this opinion which might affect any of the opinions stated herein.
     This opinion is rendered solely for your benefit and the benefit of your counsel, in connection with the transactions contemplated by the Underwriting Agreement and may not be released to or relied upon by any other person or for any other purpose without our prior written consent.

EXHIBIT D
OPINION OF DUAN & DUAN LAW FIRM
SPECIAL CHINA COUNSEL TO THE COMPANY
          We have acted as special China counsel for Diodes Incorporated (the “Company”) and its subsidiaries Shanghai KaiHong Electronics Co., Ltd. and Shanghai KaiHong Technology Electronic Co., Ltd., (also known as Diodes Shanghai Co., Ltd.) limited liability companies organized under the laws of the People’s Republic of China (the “Subsidiaries”), in connection with the Underwriting Agreement dated October 5, 2006 between the Company and UBS Securities LLC, as representative of the underwriters named therein (the “Agreement”) relating to the issuance and sale of $200,000,000 aggregate principal amount of 2.25% Convertible Senior Notes due 2026, of the Company. Capitalized terms used in this opinion as defined terms which are not otherwise defined herein but which are defined in the Agreement shall have the same meanings herein as are given to them in the Agreement.
          In rendering this opinion, we have conducted investigations in and collected documents from the relevant administrations of industry and commerce in charge of registration of the Subsidiaries respectively. In addition, we have examined, and have relied as to matters of fact upon, originals, or duplicates or certified or conformed copies, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents or written or oral statements of public officials and of officers and representatives of the Subsidiaries and have made such other investigations, as we have deemed relevant and necessary, in connection with the opinions hereinafter set forth. In examinations of the aforesaid documents, we have assumed, without independent investigation, the genuineness of all signatures, the legal capacity of all natural persons who have executed any documents, the authenticity of all original documents, and the conformity to original documents of all documents submitted to us as copies.
          Based upon the foregoing, we are of the opinion as follows:
     (i) each of the Subsidiaries has been duly organized and is validly existing in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in their business licenses issued by the Administration of Industry and Commerce of the People’s Republic of China (each, a “Business License”);
     (ii) each of the Subsidiaries is duly qualified to do business as a Chinese corporation and each of the Subsidiaries has taken all necessary action to ensure that they can validly conduct their business in all jurisdictions that they currently do business in. To our knowledge there are no restrictions or prohibitions imposed on the Subsidiaries under any jurisdiction which prevent them from doing business in such jurisdictions;
     (iii) all of the registered capital of each of the Subsidiaries has been duly approved, is fully paid and nonassessable and is 95% owned by the

Company, in each case subject to no security interest, other encumbrance or adverse claim; and to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into the registered capital or ownership interests in the Subsidiaries are outstanding;
     (iv) the execution, delivery and performance of the Agreement and the Indenture by the Company, the issuance and sale of the Notes by the Company and the consummation by the Company of the transactions contemplated thereby do not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) the Business License or articles of association of either of the Subsidiaries, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which either of the Subsidiaries is a party or by which either of them or any of their respective properties or assets may be bound or affected, or any law of the People’s Republic of China, regulation or rules of state or local governments, or any decree, judgment or order applicable to either of the Subsidiaries;
     (v) to our knowledge, neither of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach of, or constitute a default under or give the holder of any indebtedness (or a person action on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its respective Business License or articles of association, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which either of the Subsidiaries is a party or by which either of them or any of their respective properties or assets may be bound or affected, or any law of the People’s Republic of China, regulation or rules of state or local governments, or any decree, judgment or order applicable to either of the Subsidiaries;
     (vi) to our knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which either of the Subsidiaries or any of their respective directors or officers is a party or to which any of their respective properties or assets is subject at law, before or by any national, provincial or local governmental or regulatory commission, board, body, authority or agency of the People’s Republic of China; and
     (vii) the information incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus from the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 under the heading “Risk factors — We may not continue to receive preferential tax treatment in China, thereby increasing our income tax expense and reducing our net income.” and under the heading

“Management’s discussion and analysis of financial condition and results of operations — Overview — Income tax provision,” insofar as such statements constitute a summary of Chinese tax laws and applicable tax rates related to each Subsidiary, they are accurate and fair statements of such information and to our knowledge the Subsidiaries’ activities of paying taxes are not so far challenged by related Chinese tax authorities.
          We are admitted to practice only in the People’s Republic of China and express no opinion as to matters governed by any laws other than the laws of the People’s Republic of China.
          This opinion is given as of the date hereof and is expressly limited to the matters stated herein. No opinion is implied or may be inferred beyond what is expressly stated in this letter. We disclaim any duty to supplement this opinion by reason of any change occurring after the date hereof in law or facts.
          This opinion is rendered solely for your benefit and solely in connection with the closing of the transactions contemplated by the Agreement; it may not be relied upon by you for any other purpose, nor may it be furnished to, quoted to or relied upon by any other person or entity.

EXHIBIT E
OPINION OF HUANG & PARTNERS LAW OFFICES
SPECIAL TAIWAN COUNSEL TO THE COMPANY
          We have acted as special Republic of China (Taiwan) (“Taiwan”) counsel for Diodes Incorporated (the “Company”) and its subsidiary DII Taiwan Corporation Limited (“Diodes-Taiwan”), a corporation organized under the laws of the Taiwan, in connection with the Underwriting Agreement, dated October 5, 2006, between the Company and UBS Securities LLC, as representative of the underwriters named therein (the “Agreement”) relating to the issuance and sale of $200,000,000 aggregate principal amount of 2.25% Convertible Senior Notes due 2026, of the Company. Capitalized terms used in this opinion as defined terms, which are not otherwise defined herein, shall have the same meanings herein as are given to them in the Agreement. This opinion is being delivered to you in connection with the Agreement.
     (i) Diodes-Taiwan has been duly organized and is validly existing in good standing under the laws of Taiwan, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus;
     (ii) Diodes-Taiwan is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;
     (iii) All of the outstanding shares of capital stock of Diodes-Taiwan have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement and the Prospectus, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim; and to such counsel’s knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in Diodes-Taiwan are outstanding;
     (iv) The execution, delivery and performance of the Agreement and the Indenture by the Company, the issuance and sale of the Notes by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) Diodes-Taiwan’s business license issued by the Department of Commerce of the Ministry of Economy of Taiwan (the “Business License”) or the articles of association of Diodes-Taiwan, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or

E-1

other agreement or instrument to which Diodes-Taiwan is a party or by which it or any of its properties or assets may be bound or affected, or any federal, state or local law, regulation or rule of Taiwan, or any decree, judgment or order applicable to it;
     (v) To our knowledge, Diodes-Taiwan is not in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its Business License or articles of association, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which Diodes-Taiwan is a party or by which it or any of its properties or assets may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to Diodes-Taiwan; and
     (vi) To our knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which Diodes-Taiwan or any of its directors or officers is a party or to which any of its properties or assets is subject at law or in equity, before or by any federal, state or local governmental or regulatory commission, board, body, authority or agency of Taiwan.
          We are admitted to practice only in the Republic of China (Taiwan) and express no opinion as to matters governed by any laws other than the laws of the Republic of China (Taiwan).
          This opinion is given as of the date hereof and is expressly limited to the matters stated herein. No opinion is implied or may be inferred beyond what is expressly stated in this letter. We disclaim any duty to supplement this opinion by reason of any change occurring after the date hereof in law or facts.
          This opinion is rendered solely for your benefit and solely in connection with the closing of the transactions contemplated by the Agreement; it may not be relied upon by you for any other purpose, nor may it be furnished to, quoted to or relied upon by any other person or entity.

E-2

EXHIBIT F
OPINION OF PATRICK K.M. LAM & CO.
SPECIAL HONG KONG COUNSEL TO THE COMPANY
          We have acted as special Hong Kong counsel for Diodes Incorporated (the “Company”) and its subsidiary Diodes Hong Kong Limited, a company organized under the laws of Hong Kong (“Diodes Hong Kong”) in connection with the Underwriting Agreement dated October 5, 2006 among the Company and UBS Securities LLC as representative of the underwriters named therein (the “Agreement”) relating to the issuance and sale of $200,000,000 aggregate principal amount of 2.25% Convertible Senior Notes due 2026. Capitalized terms used in this opinion as defined terms which are not otherwise defined herein but which are defined in the Agreement shall have the same meanings herein as are given to them in the Agreement. This opinion is being delivered to you in connection with the Agreement, we opine that:-
          1. Diodes Hong Kong has been duly organized and is validly existing in good standing under the laws of Hong Kong, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus;
          2. Diodes Hong Kong is duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;
          3. All of the issued and allotted shares of capital stock of Diodes Hong Kong have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement and the Prospectus, are owned by Diodes Incorporated (the “Company”), in each case subject to no security interest, other encumbrance or adverse claim; and to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in Diodes Hong Kong are outstanding;
          4. The execution, delivery and performance of the Underwriting Agreement and the Indenture by the Company, the issuance and sale of the Notes by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) the charter or by-laws (or equivalent constitutive documents) of Diodes Hong Kong, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which Diodes Hong Kong is a party or by which it or any of its properties or assets may be

F-1

bound or affected, or any federal, state or local law, regulation or rule of Hong Kong, or any decree, judgment or order applicable to it;
          5. To our knowledge, Diodes Hong Kong is not in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its charter or by-laws, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which Diodes Hong Kong is a party or by which it or any of its properties or assets may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to it; and
          6. To our knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which Diodes Hong Kong or any of its directors or officers is a party or to which any of its properties or assets is subject at law or in equity, before or by any federal, state or local governmental or regulatory commission, board, body, authority or agency of Hong Kong.
          We are admitted to practice only in Hong Kong and express no opinion as to matters governed by any laws other than the laws of the Hong Kong.
          This opinion is given as of the date hereof and is expressly limited to the matters stated herein. No opinion is implied or may be inferred beyond what is expressly stated in this letter. We disclaim any duty to supplement this opinion by reason of any change occurring after the date hereof in law or facts.
          This opinion is rendered solely for your benefit and solely in connection with the closing of the transactions contemplated by the Agreement; it may not be relied upon by you for any other purpose, nor may it be furnished to, quoted to or relied upon by any other person or entity.

F-2

EXHIBIT G
OPINION OF PAMIR LAW GROUP
SPECIAL TAIWAN COUNSEL TO THE COMPANY
          We have acted as special counsel in the Republic of China (Taiwan) ( “ROC” or “Taiwan”) counsel for Diodes Incorporated (the “Company”) and its subsidiary Anachip Corporation (“Anachip”), a corporation organized under the laws of the Taiwan, in connection with the Underwriting Agreement, dated October 5, 2006, by and between the Company and UBS Securities LLC, as representative of the underwriters named therein (the “Agreement”) relating to the issuance and sale of $200,000,000 aggregate principal amount of 2.25% Convertible Senior Notes due 2026, of the Company. Capitalized terms used in this opinion as defined terms, which are not otherwise defined herein, shall have the same meanings herein as are given to them in the Agreement. This opinion is being delivered to you in connection with the Agreement.
          For the purposes of this opinion, we have examined photocopies of the corporate records, agreements, instruments, certificates and other documents provided to us by the Company and Anachip which, based on our knowledge of the transactions described in the Agreement, we deem necessary and appropriate to render our opinion (hereinafter “Documents”) including the following:
(i)	The Agreement;

(ii)	The Company’s Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectus;

(iii)	The Articles of Association of Anachip, amended as of February 5, 2002, June 27, 2003 and May 6, 2004;

(iv)	Certain Minutes of the Meetings or Written Consents of the Board of Directors of the Company;

(v)	Certain Minutes of the Meetings of the Board of Directors of Anachip;

(vi)	The public information available on the official website of the Ministry of Economic Affairs of the ROC with respect to Anachip as of the date hereof;

(vii)	The corporate registration card of Anachip; and

(viii)	Certain material agreements and documents related to Anachip, including but not limited to loan and finance agreements, sales distribution agreements, leases, outsourcing agreements, services agreements, licenses, and indemnities.
          Based upon our examination of the foregoing documents, and our knowledge and review of the applicable laws and regulations of the ROC, subject to the assumptions stated below, it is our opinion that:
     (i) Anachip has been duly organized and is validly existing in good standing under the laws of Taiwan, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus;

     (ii) Anachip is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;
     (iii) All of the outstanding shares of capital stock of Anachip have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement and the Prospectus, are 99.81% owned by (CHINESE CHARACTERS) (DII Taiwan Corporation Ltd.), in each case subject to no security interest, other encumbrance or adverse claim; and to such counsel’s knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in Anachip are outstanding;
     (iv) The execution, delivery and performance of the Agreement and the Indenture by the Company, the issuance and sale of the Notes by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) Anachip’s business license issued by the Ministry of Economic Affairs of the government of the ROC (the “Business License”) or the articles of association of Anachip, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which Anachip is a party or by which it or any of its properties or assets may be bound or affected, or any national or local law, regulation or rule of Taiwan, or any decree, judgment or order applicable to it;
     (v) To our knowledge, Anachip is not in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its Business License or articles of association, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which Anachip is a party or by which it or any of its properties or assets may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to Anachip; and
     (vi) To our knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which Anachip or any of its directors or officers is a party or to which any of its properties or assets is subject at law or in equity, before or by any national or local governmental or regulatory commission, board, body, authority or agency of ROC.
The foregoing opinions are subject to the following:
          We are admitted to practice law in the Republic of China (Taiwan). We have made no investigation of the law of any jurisdiction other than the ROC and do not express or imply any opinion as to matters governed by any laws other than the laws of the Republic of China.
          This opinion is given as of the date hereof and is expressly limited to the matters stated herein. No opinion is implied or may be inferred beyond what is expressly stated in this letter. We disclaim any duty to supplement this opinion by reason of any change occurring after the date hereof in law or facts.
          This opinion is rendered solely for your benefit and solely in connection with the closing of the transactions contemplated by the Agreement; it may not be relied upon by you for any other purpose, nor may it be furnished to, quoted to or relied upon by any other person or entity.
          We have assumed the genuineness of photocopies of the documents and provided to us by the Company and Anachip. We have assumed that all signatures, seals and chops are genuine, that all such documents submitted to us are complete and accurately conform to the originals and that such originals themselves are authentic, complete and accurate.
          We have assumed that the final executed versions of the Agreement, the Registration Statement and the Pre-Pricing Prospectus and related documents for the contemplated transaction, including all the attachments, annexes, exhibits and schedules will, substantially and materially conform to the drafts provided to us.
          We have assumed that all parties have the capacity, power and authority to enter into the Agreement, Prospectus, Registration Statement and the Pre-Pricing Prospectus and related documents for the contemplated transaction, the final executed documents will be duly authorized, executed and delivered by such parties and the obligations of all parties under any applicable law other than ROC law and of all parties other than the Company and Anachip under ROC law are binding.
          The ROC does not have a “good standing” concept in the U.S. sense, such that no government agency issues the equivalent of a U.S. good standing certificate for ROC companies. The use of the term “good standing” in our opinion is based on the information reported on the website of the Commerce Industrial Service Portal (http://gcis.nat.gov.tw/new_open_system.jsp) indicating that Anachip has not failed to make any required filing with any ROC governmental authority and that it has not had any administrative order or court judgment made against it which would cause it to cease to exist under the laws of the ROC., whether by dissolution, liquidation, bankruptcy or otherwise.
          We have not made any special investigation, except to review of the above Documents, and have rendered this opinion based on the information provided to us in the course of our representation as special counsel to the Company and Anachip and the written officer’s certificate of C.H. Chen dated as of the date hereof.
          We express no opinion with respect to any part of the Company’s securities matters set forth in the Prospectus, the Registration Statement and related documents and issue no opinion on any public offering matters.

EXHIBIT H
OFFICERS’ CERTIFICATE
          Each of Keh-Shew Lu, President and Chief Executive Officer, and Carl C. Wertz, Chief Financial Officer, Secretary and Treasurer of Diodes Incorporated, a Delaware corporation (the “Company”) does hereby certify on behalf of the Company as follows pursuant to Section 6(m) of that certain Underwriting Agreement dated October 5, 2006 (the “Underwriting Agreement”) between the Company and, on behalf of the several Underwriters named therein, UBS Securities LLC, that as of October ___, 2006:
1.	I have reviewed the Registration Statement, each Pre-Pricing Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in paragraphs (k) and (l) of Section 6 of the Underwriting Agreement have been met.

5.	The financial statements and other financial information included or incorporated by reference in the Registration Statement, each Pre-Pricing Prospectus, the Prospectus and each Permitted Free Writing Prospectus fairly present in all material respects the financial condition, results of operations, and cash flows of the Company as of, and for, the periods presented in the Registration Statement.
          IN WITNESS WHEREOF, I have signed this certificate on behalf of the Company.

Dated: October ____, 2006
	Name:	Keh-Shew Lu
	Title:	President and Chief Executive Officer

	Name:	Carl Wertz
	Title:	Chief Financial Officer, Secretary and Treasurer

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